Exhibit 99.2 Gene Therapy R&D Day Advancing next -generation non -viral genetic medicines with the capacity to cure th APRIL 17 , 2024

Disclaimer This presentation and any accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and include, without limitation, statements related to future events; our future financial performance or condition; business strategy; expected timing and plans with respect to development milestones, clinical trials, and regulatory and manufacturing activities; estimated market opportunities for product candidates; potential capabilities and benefits of our technology platforms and product candidates, including the efficacy and safety profile of such product candidates; the quotes from Peter Marks; our plans and strategy with respect to developing our technologies and product candidates; our ability to exploit and consummate additional business development opportunities; and future results of anticipated development efforts. Words such as expect(s), feel(s), believe(s), will, may, anticipate(s) , “potentially” or negative of these terms or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management's current expectations of future events only as of the date of this presentation and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with conducting clinical trials; whether any of our product candidates will be shown to be safe and effective; our ability to finance continued operations; our reliance on third parties for various aspects of our business; competition in our target markets; our ability to protect our intellectual property; our ability to retain key scientific or management personnel; risks and uncertainties associated with development and regulatory approval of novel product candidates in the biopharmaceutical industry; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Welcome & Introduction P r e s e n t e r : K r i s t i n Ya r e m a , P h D

Agenda

Introduction	*Kristin Yarema, PhD*
P-KLKB1-101	
Program / Platform	*Marc Riedl, MD, MS / Blair Madison, PhD / Bonnie Jacques, PhD*
Non-viral system	*Jack Rychak, PhD*
P-FVIII-101	
Program / Platform	*Steven Pipe, MD / Blair Madison, PhD*
Site specific SPB™	*Blair Madison, PhD*
Conclusion	*Kristin Yarema, PhD*
Q&A	*Executive and Scientific Leadership*



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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

On a mission to advance a new class of cell therapies & genetic medicines designed to cure ALLOGENEIC CAR-T GENETIC MEDICINES The future of cell therapy Non-viral delivery of genetic is allo editing and gene therapies to enable access for all patients OUR PEOPLE OUR PLATFORMS Passionate and dedicated team working on Innovating with powerful and differentiated treatments for patients with cancer and genetic engineering technologies using genetic diseases an integrated systems approach 5 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Early technologies for genetic medicines have presented many challenges

Gene replacement	Gene modification	Manufacture and delivery
AAV Lentivirus Other viral vectors mRNA therapy	TALEN Zinc Fingers Cas9 BE/PE	AAV manufacture Conventional lipids

Gene replacement

- Safety & immune challenges
- Low cargo capacity
- Lack of durability (non-integrating virus)
- Not appropriate for all patients
- mRNA replacement = lower durability

Gene modification

- Low fidelity, low activity, or low cargo capacity
- Unintended edits when pursuing nuclease-mediated insertion
- Potential for safety issues (e.g., genotoxicity, translocations)

Manufacture and delivery

- AAV (high-cost manufacturing with high titer needs)
- High cost and complexity
- Empty capsid impurities
- Lack of reliability

Better tools are imperative to unlock the promise of genomic medicines

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

“We are enthusiastic to see the development of non- viral vectors for gene therapy and look forward to working with sponsors on these programs as they work to achieve the necessary efficiency needed for effective gene transfer.” – Peter Marks, Director of the Center for Biologics Evaluation and Research (CBER) at the Food and Drug Administration 7

Poseida’s vision for genetic medicine Effective – capacity to cure* Safe – non-viral, low immunogenicity lipid nanoparticles Durable – stable genome editing/insertion Provide patients with corrective, transformational therapeutic benefit through Patient-friendly – single or short course of treatment medicines that insert, delete, or modify genes Scalable – can be produced at scale and cost-effectively Broad applicability – treat patients of all types & ages Versatile – insert genes of any size, remove genes or signals, across cell types 8 *By inserting, deleting or modifying genes © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

This product vision requires an entirely new suite of technologies Manufacture and delivery Whole gene insertion High fidelity gene editing RNA-guided DNA nuclease LNP DNA transposon ✓ Integrated, stable expression✓ Exceptional fidelity ✓ Low immunogenicity ✓ Large cargo capacity for whole genes✓ Efficient ✓ Titrate-to-efficacy dosing ✓ Safe harbor insertion, including in ✓ Applicable to different cell types ✓ Scalable non-dividing cells ✓ Multiplexing potential ✓ Favorable cost of goods ✓ Re-dosable, reversible and scarless Our technologies could be used individually or together to deliver transformational therapies 9 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Versatility in developing products tailored to therapeutic need Potential to add proprietary innovation elements onto core technology components Core technology suite Product candidate Optimized High-fidelity Proprietary ± a ± a insertion editing lipid library Innovation elements Safety Activity Options Modulator switch Lipid nanoparticle Nuclear Targeting trafficking Armoring Intracellular trafficking agent construct 10 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Launching into in vivo gene editing and insertion, building upon ex vivo expertise Deploying our genetic engineering technologies to address serious diseases Gene editing Gene insertion P-KLKB1-101: P-FVIII-101: Non-viral whole gene insertion In vivo Non-viral Cas-CLOVER Focus for for functional correction (genetic disease) editing of disease-relevant gene today (Hemophilia A) (Hereditary Angioedema) Clinically validated allogeneic CAR-T portfolio • P-BCMA-ALLO1 (multiple myeloma) Ex vivo (oncology) • P-CD19CD20-ALLO1 (B-cell malignancies) • P-MUC1C-ALLO1 (solid tumors) 11 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Advancing forward with our proprietary non-viral systems with strategic focus Building from foundational learnings to advance a highly differentiated approach across gene and cell therapy Validation of Cas- Adopted fully non-viral Deploy non-viral Developed hybrid CLOVER non-viral AAV+LNP platform insertion system delivery and ushering knockout system (OTC hybrid) programs into the clinic (FVIII; Hem A) (KLKB1; HAE) Advancing multiple Focused on allogeneic CAR-T with Doubled down on allo Initiated auto CAR-T allo CAR-T clinical CAR-T approach clinical development successful clinical PoC, rapidly programs moving on multiple indications (BCMA; PSMA) (BCMA) (CD19/20; MUC1C) 12 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Focused development of key programs within areas of significant opportunity

P-KLKB1-101: Hereditary Angioedema

RESEARCH | PRECLINICAL | IND-ENABLING



Non-viral Cas-CLOVER editing of disease-relevant gene

- Rare, inherited disorder resulting in swelling in limbs, face, intestinal tract and airways
- ~6,000[1] people with HAE in the U.S., with estimated $2.6B and growing[2] market

P-FVIII-101: Hemophilia A

RESEARCH | PRECLINICAL | IND-ENABLING

Non-viral whole gene insertion for functional correction



- Hereditary disorder resulting in excessive bleeding either spontaneously or due to trauma
- ~30,000[3] people with hemophilia in the U.S., with estimated $7.6B and growing[4] market

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

1. NIH HAE Epidemiology https://pubmed.ncbi.nlm.nih.gov/21549036/ 2. Evaluate Pharma, 2022 estimate 3. hemophilia.org 4. Clarivate, 2024 estimate.

POSEIDA THERAPEUTICS

Guest speakers Marc Riedl, MD, MS Professor of Medicine at University of California, San Diego Steven W. Pipe, MD Professor of Pediatrics and Pathology, University of Michigan 14 © © 2024 2024 Po Pos se eid ida a T Th he era rap pe eu utics tics, , In Inc. c. All All Rig Righ hts ts Res Rese erv rve ed d. ..

Hereditary Angioedema (HAE): Where Are We Now? Marc Riedl MD, MS Professor of Medicine at University of California, San Diego

HAE Clinical Features Angioedema without urticaria: Severe and unpredictable • Affected areas: Face, oropharynx, extremities, GI, genitourinary tract ‒ Risk of death by asphyxiation ‒ Prolonged attacks, intensifying over 24 hours, lasting 2-4 days • Unresponsiveness to traditional therapies: antihistamines, corticosteroids, epinephrine • Triggers: trauma, stress, estrogen-containing oral contraceptives, hormone replacement therapy • Often familial: Autosomal dominant inheritance 16

Incidence and anatomical location of HAE Symptoms * 250 Per-patient Analysis Longitudinal assessment • 221 patients with HAE 100% 97% 200 • 5736 patient-years of observation 150 • 131,110 angioedema episodes 54% 100 • 1,229 laryngeal edema episodes; impacted 108 of 209 22% 50 9% patients (51.7%) 8% 5% 5% 4% 4% 4% 2% • Mean number of attacks/year: 0 22.9 ‒ Females 24.0 ‒ Males 20.1 •~1:50,000; no ethnic predominance; females generally more severe phenotype • Minimal barriers to newer therapies besides unknown safety risks for pregnant women and pediatric patients 17 *Bork K, et al. Am J Med. 2006;119:267-274. No. of Patients

HAE pathophysiology


Trace FXIIa or Trace activity
in native FXII
FXII
FXIIa
Surface
HMW Kininogen
Prekallikrein (KLKB1 gene)
HMW Kininogen
Kallikrein
HMW
Kininogen
Bradykinin
Increased vascular
permeability and
angioedema
FXII
Surface
FXIIa
FXIIf
Autodigestion
Kallikrein
= Inhibited by C1-INH
C1
C1¯
C4 & C2
Digestion

18

History of HAE therapies • C1-INH replacement therapy st Common Mechanisms of Action in 21 century: • Kallikrein inhibition (from KLKB1 gene) • Bradykinin B2 receptor antagonism 2017 2009 2011 2014 2020 2018 1985 1960 1969 1972 1976 1979 FDA Approval Years 19

Current treatment strategies for HAE Required for Used as needed for HAE-C1INH ALL patients individual patients Short-term Long-term On-demand prophylaxis prophylaxis To rapidly stop an To prevent an attack To decrease the existing attack before when the patient will frequency and the patient be exposed to a severity of ongoing experiences M&M known stimulus attacks Treatment for HAE must be individualized to provide optimal care and normalize QOL 20 Busse P, et al. J Allergy Clin Immunol Pract. 2020:

Impact of HAE on patient lives Early onset Delayed diagnosis Misdiagnosis Acute/chronic Disease Chronic treatment Course ED visits Unpredictable Hospitalization Prolonged Frequency Direct medical Disfiguring Nature Indirect Costs Painful Burden of Attacks Debilitating Life threatening of HAE Work/school productivity Depression Anxiety Limited options Quality of Social activities Accessibility Treatment Life Travel Side effects Work/school Hospitalization 21 Banerji A, et al Ann Allergy Asthma Immunol. 2013

Consensus on treatment goals in HAE • Global Delphi Initiative: Panel of 23 international HAE experts Unanswered Questions for – Consensus agreement of >75% Future HAE therapies: • Safety • Key Ultimate Goals – Normalize the patient’s life (100%) • Efficacy – Achieve total control of the disease (95%) • Tolerability (Burden of • Patient input on how they or their physician should assess Treatment) whether HAE is well-controlled or their life is normalized (100%) • Quality of Life • Patients and treating physicians would benefit from novel tools to • Accessibility help assessment of HAE control or normalization of life (89%) 22 Maurer M, et al. J Allergy Clin Immunol. 2021 May 25;S0091-6749(21)00821-6.

The road forward for unmet needs • Current state of patient management: – Prevention of death and excessive pain – Reduced hospitalizations and disability • Unmet Needs: – Reduced treatment burden and frequency – Life without interference from HAE • Potential Next-Generation Therapies – KLKB1-targeting gene editing (e.g. Poseida) – KLKB1-targeting anti-sense oligonucleotides (e.g. Ionis) – C1-INH AAV-based gene therapy (e.g. BioMarin) – Targeted oral therapies (kallikrein inhibition, B2 receptor antagonism) 23

Thank you

POSEIDA THERAPEUTICS

P-KLKB1-101 for the treatment of Hereditary Angioedema (HAE)

Application of Cas-CLOVER

Presenter:

Blair Madison, PhD

HAE patients have an unmet need for a safe therapy with durable efficacy

P-KLKB1-101: Potential technology advantages

Safety

- ✓ High fidelity editing of *KLKB1* gene using Cas-CLOVER
- ✓ ~20x higher fidelity than Cas9, across multiple tissues/targets[1-12]
- ✓ Greatly minimized unintended edits
- ✓ Potential titration to individual patient needs

Durability

- ✓ Sustained efficacy via *KLKB1*/kallikrein inactivation for long-term relief
- ✓ Relief from treatment burden and anxiety of chronic prophylaxis
- ✓ Non-viral approach enables follow-up treatment if ever needed

Holistic approach to addressing unmet patient need

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

1. Ren et al., *Clin Cancer Res.*, 2017; 2. Antoniani et al., *Blood.* 2018; 3. Georgiadis et al., *Mol Ther.* 2018; 4. Webber et al., *Nature Comm.*, 2019; 5. Gilmore et al., *NEJM* 2021; 6. Fix et al., *J Immunother Cancer.* 2022; 7. Ottaviano et al. *Sci. Trans. Med.*, 2022; 8. Zhang et al., *Nature.*, 2022; 9. Cancellieri et al., *Nature Genetics* 2023; 10. Longhurst et al., *NEJM* 2024. 11. Madison et al., *Mol Ther Nucleic Acids.* 2022; 12. Data on file, *Manuscript in preparation (Poseida Therapeutics)*

POSEIDA THERAPEUTICS

Our gene editing approach to durable correction for hereditary angioedema Hereditary angioedema (HAE) HAE treated with P-KLKB1-101 C1-INH Cas-CLOVER nuclease Factor XIIa Factor XIIa L-sgRNA Prekallikrein Kallikrein Prekallikrein Kallikrein KLKB1 R-sgRNA Bradykinin HMW Kininogen HMW Kininogen Bradykinin Indels Reduced prekallikrein protein Restoration of ↑ Vascular permeability Clinical biomarkers & additional endpoints vascular barrier ↑ Swelling/pain ↓ Plasma pre-kallikrein/kallikrein ↓ HAE attacks ↓ HMW Kininogen ↑ Quality of Life 27 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Cas-CLOVER provides clean gene editing: engineered for high specificity

High-fidelity Poseida system via a dual guide RNA approach for a highly specific "molecular address"


Cas-CLOVER dimerized editor
1 dual gRNA = specificity
2 obligate dimerization = lock & key
3 Clo51 cuts
4 dCas provides DNA binding, not cutting

vs.


Traditional CRISPR products
single gRNA reduces specificity
off-target effects with mismatches

Technical advantages

- Dual gRNA increases molecular specificity by **12 orders** of magnitude
- Obligate dimerization ensures spatial restriction of each edit
- High fidelity editing at *KLKB1*, with 100% primate-conserved gRNAs

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

Cas-CLOVER gene editing system yields 20x higher fidelity than Cas9 Differentiated system with low to no off-target editing across multiple cells/targets The difference On-Target Editing Off-Target Editing 20 20x Cas-CLOVER technology: 100 15 • 20x higher fidelity than Cas9 nuclease 75 • High on-target performance 10 • Clinical product: Poseida allo CAR-T 50 5 • Enhanced Clo51 nuclease 25 0 0 1-3 4-13 1-3 4-13 Cas-CLOVER Cas9 Cas-CLOVER Cas9 Cas9 targets: KLKB1, TTR, TRAC, TRBC, HBB/HBD, B2M, PDCD1, TGFBR2, BCL11A, CD52 Cas-CLOVER targets: KLKB1, Pcsk9, B2M, TRBC1, TRBC2; Cells: hepatocytes, HSPCs, T cells, HUDEP-2 1. Madison et al., Mol Ther Nucleic Acids. 2022; 2. Alvarez et al., Mol Ther. 31(4), Supp. 1, S1-794. 2023. 3. Data on file, Manuscript in preparation (Poseida Therapeutics) 4. Gilmore et al., NEJM 2021; 5. Longhurst et al., NEJM 2024; 6. Ren et al., Clin Cancer Res., 2017; 7. Antoniani et al., Blood. 2018; 8. Georgiadis et al., Mol Ther. 2018; 9. 29 Webber et al., Nature Comm., 2019; 10. Fix et al., J Immunother Cancer. 2022; 11. Ottaviano et al. Sci. Trans. Med., 2022; 12. Zhang et al., Nature., 2022; 13. Cancellieri et © 2024 Poseida Therapeutics, Inc. All Rights Reserved. al., Nature Genetics 2023. Max. Off-target Rate (%) On-target Rate (%)

Unrivaled high fidelity at KLKB1 locus, yielding <0.1% off-target editing KLKB1 off-target evaluation in liver (primary human hepatocytes) in the context of 90% on-target editing Cas-CLOVER off-target editing: KLKB1 gRNA pair On-target 95 95 (KLKB1) 85 85 1.0 1.0 0.9 0.8 0.7 0.6 0.5 0.5 0.4 0.3 0.2 Lower limit of detection 0.1 0.05 0.0 0 iGUIDE nominated off-target candidates • Off-target editing at background level, below 0.1% • Vast majority of sites show no editing – only 3 sites above LLOD 1,2 • 40x lower than rate observed in liver-directed Cas9 applications 30 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. 1. Gilmore et al., NEJM 2021; 2. Longhurst et al., NEJM 2024 Editing Level (%)

Cas-CLOVER maintains high fidelity even at 75x dose escalation Cas-CLOVER editing in primary human hepatocytes Off-target editing rate 100 80 >15x On-target 60 EC50 40 20 5 4 3 OT1, 2, 3: validated 2 off-target site 1 0 • Cas9 yields compromised fidelity at higher doses • No escalated off-target editing with Cas-CLOVER 0 0.2 0.4 0.75 3.75 7.5 15 2 Relative LNP Concentration (1 = EC50) 1. Gilmore et al. 2021, NEJM 31 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 KLKB1 OT1 OT2 OT3 % Edited

POSEIDA THERAPEUTICS

P-KLKB1-101 for the treatment of Hereditary Angioedema (HAE)

In vivo application of Cas-CLOVER: Pharmacology studies

Presenter:

Bonnie Jacques, PhD

Stable targeted reduction of HAE biomarker with KLKB1 gene editing Dose-responsive reduction with candidate LNP exceeds performance target in mice Poseida ionizable lipid Enhanced Plasma kallikrein reduction Cas-CLOVER mRNA KLKB1-specific 150 gRNA pair Relative Dose PBS Low 100 Med. High Lead LNP candidate yields target reduction: 50 • Target kallikrein reduction of 30-60% • Maintenance of plasma kallikrein depletion 0 0 10 20 30 Days 33 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. % Baseline Kallikrein Levels

Wide effective dose range provides opportunity for titrating doses Candidate yields controlled dose-dependent reduction in targeted kallikrein protein Liver KLKB1 editing Plasma kallikrein levels Editing vs. kallikrein levels 125 125 80 PBS Minimal 0.5x 100 100 Effective Dose 1x 60 1.5x 75 75 2.5x 5x 40 L L Target range 10x 50 50 15x 20 25 25 0 0 0 0.5 1 2 3 10 0 20 40 60 80 0.3 0.5 1 2 3 10 Relative LNP dose Klkb1 Editing Relative LNP dose 34 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Klkb1 editing % Plasma kallikrein (% of baseline) Plasma kallikrein (% of baseline)

Liver Lipid Level (ug/g) Favorable safety and tolerability supports a wide therapeutic index Rapid lipid clearance with no acute liver toxicity concerns Liver lipid clearance 150 250 • Rapid clearance of Poseida ionizable lipid 200 100 ─ Key for minimizing liver toxicity 150 MC3 100 • 7x faster than MC3 lipid (external FDA-approved) 50 50 Poseida lipid 0 0 0.5 1 4 24 48 168 hrs Mouse dose escalation: Liver toxicity markers (24 hrs) • At 2.5x to 15x minimum effective dose (MED) ✓ AST ❑ ✓ No signs of liver toxicity✓ ALT Within normal ❑ range ✓ ALP ❑ ✓ No elevation of GGT or CK ✓ T Bil ❑ • No dose limiting toxicity up to >20x MED 35 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Liver Lipid Level (ug/g)

Validation across multiple species, progress towards clinical readiness • Thought-leader engagement Clinical • Assessing clinical sites and protocols • Process dev completed• Manufacturing (Tox & GMP) CMC scheduled and ongoing • Analytical dev progressing Regulatory • Successful initial interaction with FDA Rats Mice NHPs • Explore PK/PD & • Proof of principle achieved• Safety/tolerability & PK Preclinical tolerability study complete • IND-enabling studies ongoing 36 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida’s non-viral gene insertion system P r e s e n t e r : J a c k Ry c h a k , P h D

Transformative genetic medicines require sophisticated delivery and insertion technologies Our solution Optimal system can both insert sizeable DNA cargo and deliver it via a safe, non-viral approach such as The problem: engineered nanoparticles • Loss of gene function underpins many addressable genetic diseases • Insertion of whole, functional genes needed to address these diseases with a single product across patient types • Titrate-to-efficacy dosing needed for safe and Molecular platform Delivery platform efficacious delivery Poseida transposon Lipid nanoparticle Insertion of whole genes into Repeat-dose delivery of molecular human genome platform to desired cells 38 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Efficient large DNA delivery unlocks the potential of genetic medicines

Poseida approach entails insertion of whole-gene DNA cargo for universal correction


Functional gene
NUCLEUS
Patient 1
NUCLEUS
Patient 2
NUCLEUS
Patient 3
Cell function restored
Single drug product
Same disease caused by different mutations in each patient

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

Poseida molecular platform enables cut-and-paste insertion of large DNA cargo

Super piggyBac (SPB) is a high-efficiency transposon system for inserting genes into the genome

SPB gene insertion platform



DNA Cargo
Containing corrective gene sequence
SPB Transposase
Enzyme mediates cut and paste into genome
ITR
Corrective Gene
ITR
+
"Cut"
ITR
Corrective Gene
ITR
"Paste"
Genomic DNA
ITR
Corrective Gene
ITR

Why SPB?

- **Unique product versatility**
  - Single molecular platform can insert any therapeutic gene
- **SPB catalyzes direct gene insertion**
  - Highly efficient transposase enables in vivo use
- **Compact transposase (<2 kbp)**
  - Enables robust non-viral formulation for in vivo delivery
- **Large cargo capacity**
  - Supports whole-gene sized cargo
- **SPB platform clinically validated in 5 Poseida ex-vivo programs**

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

1. Jinek et al., *Elife*. 2013; 2. Cong et al., *Science*. 2013; 3. Ran et al., *Cell*. 2013; 4. Yusa et al. *Proc Natl Acad Sci U S A*. 2011

Our non-viral delivery technology is poised to unlock the field of genetic medicine Why non-viral? Nanoparticle drug product Delivery of gene-size DNA Corrective • Nanoparticle cargo capacity enables delivery of gene (DNA) SPB transposase full genes to address all patient mutations (mRNA) Safety / Efficacy • Non-immunogenic nanoparticle enables repeated titrate-to-efficacy dosing Nanoparticle Manufacturability co-encapsulating DNA+mRNA • Nanoparticle platform built on chemistry, rather than biology, offers CMC advantages 41 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Conventional mRNA-LNP platforms are not suitable for DNA delivery

LNP provides a strong foundation upon which to build a non-viral DNA delivery system

Efficiency barrier

mRNA-LNP | DNA-LNP


>90%
< 1%

Broad expression across liver | Infrequent expression

Immunocompetent adult mice administered conventional mRNA- or DNA-LNP intravenously

Safety challenge

Serum IL-6


Pro-Inflammatory Cytokine
Mean +/- Range(pg/mL)
100000
80000
60000
40000
20000
0
mRNA-LNP
DNA-LNP
0.0
0.2
0.4
0.6
Dose (mpk)

Immunocompetent adult mice administered conventional mRNA- or DNA-LNP intravenously; Interleukin-6 (IL-6) measured at 4h post-dose

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida non-viral technology goes beyond the conventional lipid nanoparticle Incorporates the best of our proprietary technologies to enable powerful product candidates Core technology suite Product candidate Optimized High-fidelity Proprietary ± a ± a insertion editing lipid library Innovation elements Safety Activity Options Modulator switch Lipid nanoparticle Nuclear Targeting trafficking Armoring Intracellular trafficking agent construct 43 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Designed to enable the clean delivery of DNA

- Unintended immune cell uptake leads to release of pro-inflammatory cytokines
  - Can result in cell dysfunction and death
- Platform de-targets immune cells and armors hepatocytes from pro-inflammatory cytokines

Hepatocyte safety toolkit



Non-viral system
Targeting construct
Armoring



Hepato-safety for FVIII DNA Delivery
Serum ALT 24h (U/L)
Mean +/- Range
6000
5000
4000
3000
2000
500
400
300
200
100
0
ULN
DNA-LNP
+Targeting
+Targeting
+Armoring

Adult immunocompetent mice administered 0.5 mg/kg Poseida nanoparticle comprising SPB transposase and hFVIII transposon.

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

Engineered for efficient hepatocyte transduction

- Poseida-invented ionizable lipids exhibit unique functionality for packaging large DNA molecules
- Targeting construct enables active targeting of hepatocytes
- Intracellular trafficking agent (ICTA) is a proprietary molecule that boosts activity of non-virally delivered DNA payloads

Hepatocyte transduction toolkit



Non-viral system



Intracellular trafficking agent (ICTA)



Ionizable lipids

Significant increase in DNA activity with ICTA

DNA-LNP

DNA-LNP + ICTA


1.6E8 p/s/cm2/sr
ROI 2=1.555e+08
100x
1.8E10 p/s/cm2/sr
ROI 1=1.830e+10

Adult immunocompetent mice administered 0.5 mg/kg DNA –LNP intravenously; whole-body bioluminescence imaging performed at +7 days post-treatment

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

Exponential enhancement of secreted transgene expression for max efficacy



Poseida non-viral system
Poseida-proprietary ionizable lipid
ICTA
Targeting construct



Serum hFVIII protein expression
>500-fold enhancement
human FVIII Antigen (% of WT Normal) Mean +/- Range
1000
100
10
1
(therapeutic target)
Conventional DNA-LNP
v1
v2
v3
Poseida non-viral system

Adult immunocompetent mice administered single dose of LNP; human FVIII expression in serum measured by ELISA at +7-14 days

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

Significant increase in hepatocyte transduction with cell trafficking agent

Progression toward non-viral treatment of metabolic diseases

PCCA (propionic acidemia)


Protein Expression
(ng HA / mg protein)
Mean +/- Range
100
50
0
30X
Vehicle
Conventional LNP
Poseida LNP
Conventional DNA-LNP
Poseida LNP


Arginase Deficiency
(ARG1)
Phenylketonuria
(PAH)
Poseida LNP
Poseida LNP

Juvenile immunocompetent mice single dose of LNP intravenously; immunostaining for transgene protein (pink).

47
© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

DAPI (blue), PAH (red) Poseida’s non-viral platform achieving AAV efficiency + AAV + mRNA-LNP Non-viral platform Juvenile immunocompetent mice co-administered AAV-PAH donor and mRNA–LNP (left) or administered single dose of Poseida LNP (right) intravenously; immunostaining for PAH protein. 48 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida’s non-viral transposon technology uniquely addresses needs of an optimal product Gene editing and insertion technologies Gene delivery technologies Nuclease Non-viral Base/prime (knock-in) editor transposon • Delivery technologies that Single product coverage are non-integrating, (AAV, (ability to address mRNA and episomal DNA) ✓ all mutation types) lack durability Correction • Additional immunogenicity permanence ✓ challenges faced by AAV Ease of redosing ✓ Deliverability (compact enzyme size)✓ Note: Comparison is of representative technologies in each category and may not reflect all the most recent advances. 49 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poised for the next wave of non-viral gene therapies Summary • Non-viral delivery of gene-size DNA may enable treatment of broad patient populations safely and cost-effectively • DNA is a difficult payload to deliver due to transduction challenges and unique immune-safety hurdles • Builds on conventional LNP platform to enable delivery of whole-gene DNA cargos and genome insertion machinery • Poseida immune cell de-targeting and armoring has the potential to overcome inherent toxicities from DNA • Establishes a holistic systems approach to enable powerful programs in hematology and metabolic diseases Next steps • Go-forward focus on non-viral platform • Selection of development candidate to support P-FVIII-101 • Ongoing refinement of platform elements in translational animal species 50 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Treatment landscape for Hemophilia A: Available Therapies and Unmet Needs Steven W. Pipe, MD Professor of Pediatrics and Pathology, University of Michigan © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Clinical classification of Hemophilia

30,000-33,000 persons with Hemophilia in the USA

- 85% with Hemophilia A (factor VIII deficiency)
- 15% with Hemophilia B (factor IX deficiency)

Classification	Severe (40%- 50%)	Moderate (10%)	Mild (30%- 40%)
FVIII or FIX activity	<1%	1%–5%	6%–30%
Pattern of bleeding episodes	2–4 per month approx.	4–6 per year approx.	Uncommon
Cause of bleeding episodes	Spontaneous	Minor trauma	Major trauma Surgery

Adapted from Arun B, Kessler CM. In: Coleman RW, et al, eds. *Hemostasis and Thrombosis: Basic Principles and Clinical Practice.* 4th ed. Philadelphia, Pa: Lippincott, Williams & Wilkins; 2000:815-824.
https://www.cdc.gov/ncbddd/hemophilia/data.html

52

A single hemarthrosis (joint bleed) can result in joint disease later in life

The risk of joint damage increases with each subsequent hemarthrosis[1]

- Musculoskeletal bleeding episodes, including hemarthrosis (joint bleeding), make up approximately 80% of all bleeds in patients with hemophilia
- Joint bleeds can cause a high degree of joint damage and functional limitations if there is no rehabilitation

The hemarthrosis-synovitis-hemarthrosis vicious circle in hemophilia[2]


01
HEMARTHROSIS
CLINICAL MANIFESTATIONS
02
03
SYNOVIAL HYPERTHROPHY
Hemarthrosis-Synovitis-Hemarthrosis
VICIOUS CIRCLE
Clinical manifestations
Swelling
Stiffness
Pain
Join distention
Acute synovitis
Antialgic flexion position
Synovial hypertrophy
Inflammatory changes
Tissue-destructive enzymes and cytokines
Neovascularization
JOINT DESTRUCTION

1. Angela Forsyth et al. Health 2020:12, 158-179
2. Ruben Cuesta-Barriuso et al. Journal of Blood Medicine 2022:13, 589-601

53

Treatment for Hemophilia A is evolving 1 Gene therapy and 4 additional factor and Recombinant 5 nonfactor therapies FVIII products Main treatment options used today: are under clinical 2 improved safety; investigation • Factor replacement therapy EHL products and a nonfactor therapy Factor VIII • Bi-specific antibodies 2 3 was cloned decreased burden Lyophilized products allowed for common Plasma-derived 2 home infusions products drastically People with 1 reduced mortality hemophilia A typically did not Today 1 reach adulthood and the 1990s to future 2010s 1980s 1970s 1960s 1940s EHL, extended half-life; FVIII, factor VIII. 1. Skinner MW, et al. Haemophilia. 2020;26(1):17-24. 2. Lusher JM. In: Kaushansky K, Berliner N, eds. 50 Years in Hematology: Research That Revolutionized Patient Care. Washington, DC: American Society of Hematology; 2008:25-27. 3. Berntorp E, et al. Blood Reviews. 54 2021;50:100852. 4. Konkle A, et al. N Engl J Med 2020;383(11):1018-1027. 5. Lenting PJ. Blood Adv. 2020;4: 2111–2118.

Current prophylaxis regimens are inadequate to safeguard individuals with Hemophilia

- ***Unmet need for hemophilia patients** requiring treatments that **improve Quality of Life***
- Factor replacement **disadvantageous** for **QoL** due to treatment **peaks/troughs** and lack of constant FVIII levels over time

FVIII levels associated with Zero Joint bleeds[1, 2, 3]


60
40
20
0
35%
30%
15%

Based on PK models used to predict FVIII levels associated with zero bleeds in people with severe hemophilia A

Based on a regression model to predict joint bleeds in people with non-severe hemophilia A

Based on a multivariate model to estimate joint bleeds in people with non-severe hemophilia A

Recommended target FVIII levels after treatment infusion for various physical activities[4]


Extended half-life FVIII infusion
60
40
20
0
Target level 30%–50%
Recovering from major surgery
Target level 15%–30%
Intensive physical activity
Target level 5%–15%
Higher risk activity
Target level 3%–5%
Mild activity
0
1
2
3
Time (days)

1. den Uijl I, et al. Haemophilia. 2011;17(1):41-44; 2. Soucie J, et al. Blood Adv. 2018;2(16):2136-2144; 3. Chowdary P, et al. Thromb Haemost. 2020;120(5):728-736; 4. Berntorp E, et al. Blood Rev. 2021;50:100852.

55

Despite many advances, unmet needs in Hemophilia remain

Unmet needs

- Barriers to adoption of prophylaxis[1,2]
- Poor adherence to prophylactic regimens[3]
- Recurrent bleeds despite prophylaxis[4]
- Health inequities[4]

Expectations for better care

- Prophylaxis for all patients with relevant bleeding phenotype
- Improve adherence to treatment
- Zero bleeds, particularly joint bleeds, and no joint damage
- Enable PwH to live active lives (similar to non-hemophilic individuals)

56

1. Berntorp E et al. *Haemophilia.* 2017;23:105-114. 2. Ay C et al. *Ann Hematol.* 2020;99:2763-2771. 3. Thornburg CD and Duncan NA. *Patient Prefer Adher.* 2017;11:1677-1686 4. Warren B et al. *Blood Adv.* 2020;4:2451.

Current and future approaches to care for Hemophilia A

	Pre-replacement Therapy	Replacement Therapy[1,2]	Non-replacement Therapy[1–3]	Viral Gene Therapy[1–3]	Future Therapy
		On demand Prophylaxis – Standard half-life – Extended half-life	Mimetics / agonists *Substitution therapy* Antagonists *Haemostatic rebalancing*	rAAV vector-mediated *Liver-directed* Lentivirus-mediated *Bone marrow-targeted*	Non-viral technologies *Liver-directed* Therapeutic Modality X
Tools of Our Trade	Supportive care only	Plasma-derived clotting factors Recombinant clotting factors – Unmodified – Bioengineered	Bispecific antibodies siRNA knockdown mAb inhibitors Bioengineered serpins	Gene addition Gene editing Cellular therapy	Gene addition Gene editing Cellular Therapy
Safety Concerns	Consequences of no Tx: • Mortality • Crippling joint disease	• Infections (bloodborne)* • Inhibitors, anaphylaxis • Anti-drug antibodies • Thrombosis • Assay challenges	• Thrombosis • Thrombotic microangiopathy • Anti-drug antibodies • Allergic reactions • Assay challenges	• Immune response to rAAV • Liver toxicity • Inhibitors? • Vector integration effects	• Immune response • Liver toxicity • Inhibitors • Integration considerations

*With plasma-derived clotting factors only.
mAb: Monoclonal antibody; rAAV: Recombinant adeno-associated virus; siRNA: Small interfering RNA; Tx: Treatment.

1. Srivastava A, et al. *Haemophilia* 2013;19:e1–47. 2. Mannucci PM. *Haematologica* 2020;105:545–53. 3. Weyand AC, Pipe SW. *Blood* 2019;33:389–98.

57

Goals and risks of gene therapy in Hemophilia


Reduce anxiety
Reduce ABR
Increase Factor Levels
Reduce burden
Reduce CFC use
Improve QoL

Potential safety issues for all gene therapies in development for hemophilia

Liver toxicity
Transaminitis, liver toxicity

Impaired immunity
Immunosuppressive therapy often required

Thrombosis
Consequences of increased factor expression

Oncogenesis
Requires monitoring

58

ABR, annualized bleeding rate; CFC, clotting factor concentrate; QoL, quality of life.
Pipe SW, et al. Expert Opin Biol Ther. 2022;22:1099-1115.

Potential pros and cons of current gene therapy for Hemophilia Viral Gene Therapy Ideal Pros Cons Pediatric to adult patients Individualized titration Some patients currently ineligible Single-infusion event Repeat administration (children, NAb, factor inhibitors) Liberation from prophylaxis burden Non-viral Steady-state hemostasis (reduced Known/unknown risks ABR) Liver toxicity, impaired immunity Acute and long-term safety Reduced anxiety Long-term safety and durability? Stable durability of effect Annual cost savings High initial cost Lower cost ABR: Annualized bleed rate 59 Pipe SW, et al. Expert Opin Biol Ther. 2022;22:1099-1115.

Thank you

P-FVIII-101 for the treatment of Hemophilia A In vivo ap p lication o f n o n -viral syste m P r e s e n t e r : B l a i r M a d i s o n , P h D

Key challenges for AAV and episomal approaches to Hemophilia A Poseida non-viral Desirable feature Episomal AAV insertion system No long-term immune X ✓✓ suppression: Potential added non-viral advantages: Potential re-dosing: X ✓✓ • Technology overcomes critical limitations and stalled uptake Large cargo capacity: X ? ✓ of AAV Juvenile efficacy: X X ✓ • Avoids issue of seroprevalence against certain AAV vectors Low vector copy number: X X ✓ • Provides a complete system of features, vs. episomal methods Durability: X X ✓ 62 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida's non-viral system has potential to address unmet needs for Hemophilia A patients

- Non-viral lipid nanoparticle (LNP) delivery less immunogenic
- Greater access without concerns of prior viral exposure
- Titrate-to efficacy, or re-dosing, for a personalized therapy


NON-VIRAL OPTION
DURABILITY
UNIVERSAL CORRECTION
OPTIONALITY

- Transposition in hepatocytes for potential long-term durability
- 13 months of FVIII expression with potential for longer
- Key advantages in adolescents, for early intervention

- Large transposon cargo capacity enables whole gene restoration
- Optimally suited for both FVIII gene along with key *cis*-regulatory elements

- Flexibility: modulate through an inducible off-switch
- Titrate down, switch off, or swap out therapies

63
© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

DNA insertion technology enables whole gene functional correction

Key advantages of our gene insertion approach over Cas9 knock-ins and episomal strategies

Cas9 knock-in challenges

- Double-strand breaks[1]
- DNA repair needed[2]
- Irreversible (one shot)[1-3]

DNA Break



ATGGACTG-INDEL-ATCGATG



Transposon function
DNA cargo + piggyBac ITRs
SPB transposase
ITR
DNA CARGO
ITR
Transposon
"Cut"
ITR
DNA CARGO
ITR
"Paste"
Genomic DNA
ITR
DNA CARGO
ITR

ITR = inverted terminal repeat

Transposon advantages

- Stability & durability (vs. episome)
- No double-strand breaks[4]
- Large cargo capacity
- Active in non-dividing cells
- Simple 2-component system
- Re-dosable and reversible[5]

64

© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

1. Jinek et al., *Elife*. 2013; 2. Cong et al., *Science*. 2013; 3. Ran et al., *Cell*. 2013; 4. Saha et al., *Nucleic Acids Res*. 2015; 5. Yusa et al. *Proc Natl Acad Sci U S A*. 2011

POSEIDA THERAPEUTICS

Large cargo capacity transposon provides optimal FVIII levels and optionality Transposon vector DNA Insulator FVIII Modulator switch Gene correction Modulate / off Durability Expression hFVIII Levels Modified 80 Cell 70 100 60 + Insulator 80 50 60 Switch 40 Activation 30 40 20 – Insulator 20 10 0 Cell 0 0.0 0.5 1.0 0 2 4 6 8 10 12 Removal Dose Week Transposon vector toolkit 65 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Relative Activity (%) % hFVIII Plasma Ag

Next-gen DNA/mRNA drives efficient insertion for maximal FVIII expression

Iterative engineering of both transposon and transposase yields key advantages for robust FVIII levels

Transposon DNA



% Normal hFVIII Ag
1000
100
10
1
0.1
A
B
C
D
E
FVIII Transposon Version

- Enhanced vector engineering
- Large vector cargo capacity for multiple key components

Transposase mRNA



% Normal hFVIII Ag
1000
100
10
1
A
B
C
D
E
SPB mRNA Version

- Next generation optimized SPB
- Stabilizer boosts integration in target cells
- Immune evasion element dampens anti-drug response, especially in context of **repeat** dosing

66
© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Data plotted as peak elevations, current as of 03/12/2024. Data verification pending

Hemophilia A only requires minimal integration in small proportion of liver cells Key safety advantage with fewer vector copies per cell, for minimizing insertional mutagenesis Very low vector copy numbers 1-5 Rate Per Year: Human tissues 100,000 Sun-exposed 10,000 How much is needed for therapeutic levels of FVIII? skin 1,000 • Insertion in <5% of liver cells more than sufficient 100 Internal organ • 1,000-fold lower than internal organ mutation rate 10 1 6 • 1 million-fold lower than sun-exposed skin rate 0.1 <0.05 (P-FVIII-101) 0.01 1. Werner and Sottoriva, PLoS Comput Biol. 2018; 2. Martincorena et al., Science. 2015; 3. Bae et al., Science. 201; 4. Blokzijl et al., Nature. 2016; 5. Lodato et al., 67 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Science. 2018; 6. At a VCN of 0.015 per diploid genome for P-FVIII-101. UV exposed skin Gut Liver Brain Mutations per cell per year

Poseida gene insertion technology has a favorable integration profile No safety findings following extensive in vivo studies No transformation Favorable integration profile Tumor-prone Model 40 • No liver lesions associated with Gene/Non-Gene Sequence 1-4 5-7 8 Preference Preference transposition 30 TTTAAA • Consistent with academic (<0.05%) piggyBac 20 9, 10 studies 50-60% profile intergenic 10 • No clonal expansion observed in any lot of Poseida clinical CAR-T 0 11 Restricted integration, favoring expression cells 1. Liang et al., Genesis. 2009. 2. Galvan et al., J Immunother. 2009. 3. Gogol-Doring et al., Mol Ther. 2016 4. Yoshida et al., Sci Rep. 2017. 5. Li et al., Insect Mol Biol. 2005; 6. Ding et al., Cell. 2005; 7. Wilson et al., Mol Ther. 2007; 8: Data on file: among >200 mice in ≥6-month studies (amounting to >136 mouse-years) for 3 transgenes. 9: Siew et al., Hepatology 2019. 10: Rad et al. Nat Genetics 2015. 11: Data on file: 105 patients, 41.8 billion cells, avg VCN=1.7, with 128 person-years LTFU8-11, Madison and Shedlock. Mol 68 Ther. 2023; NCT03288493; NCT04249947; NCT03741127. © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Untreated Treated % with Lesions

Poseida non-viral system provides FVIII expression with low immunogenicity Key delivery technology provides high tolerability in mice without compromising FVIII expression ALT IL-6 Plasma FVIII 6000 250000 60 5000 50 200000 4000 40 150000 3000 30 100000 2000 20 50000 1000 10 0 0 0 Vehicle Conv. Vehicle Conv. Poseida Poseida Vehicle Conv. Poseida LNP LNP LNP AST IFNγ 5000 40000 • FVIII expression with reduction of key cytokines 4000 30000 3000 • Minimized immune response, in turn, provides 20000 2000 lower liver toxicity 10000 1000 0 0 Vehicle Conv. Vehicle Conv. Poseida Poseida Conv. = Conventional LNP LNP LNP 69 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Serum AST (U/L) Serum ALT (U/L) IL-6 Fold-Change IFNg Fold-Change hFVIII Levels (% Normal)

Normal Declining FVIII expression for episomal DNA Durable FVIII expression achieved in adult mouse model across 13 months Target levels achieved throughout study, providing key markers for success Clotting efficacy FVIII expression in adult Hemophilia A mice 13 months 40 with DNA insertion 100 50 Poseida-LNP 35 10 5 without DNA insertion Catalytic Dead 30 (CD) 1 0.5 25 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Vehicle CD Pos. WT Control Time Post-Treatment (Months) LNP Hemostasis achieved Study • hFVIII levels maintained throughout study (tolerized mouse model) • No lesions or liver pathology in any animal at 13-month take-down results 70 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Percent of Normal hFVIII Plasma Ag (%) Mean +/- SEM aPTT (s)

Titrating to efficacy via repeat dosing achieved in multiple studies Additional repeat dosing experiments highlight ability to provide a rescue dose FVIII rescue in adult hemophilia A mice FVIII activity in adult hemophilia A mice 150 150 hFVIII DNA + Cat. Dead SPB 125 100 hFVIII DNA only 125 75 hFVIII DNA + SPB-mRNA Rescue 100 50 25 75 5 Rescue 4 Dose 50 3 2 25 1 0 0 Vehicle x1 x2 x3 0 1 4 7 10 13 15 Dose Doses Doses Months Post-First Treatment Repeat dosing yields stepwise Prior exposure to transposase + LNP increase of FVIII levels components does not pose a barrier 71 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. LNP Dose Titration Percent of Normal FVIII Activity Mean +/- SEM Percent of Normal hFVIII Plasma Ag (%)

Performance in growing liver supports principle of early intervention Advantage for pediatrics hFVIII expression in neonatal mice 1000 800 Insertion = levels maintained 600 DNA integration 400 Durable FVIII production and expression 200 20 15 10 Complete loss w/o integration (episomal) Liver Growth 5 0 0 2 4 6 8 Time Post-Treatment (Months) FVIII-expressing hepatocyte Poseida FVIII LNP Catalytically Dead No dilution and highly efficient 72 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Percent of Normal hFVIII Plasma Ag (%) Mean +/- SEM

New options enabled to down-regulate / remove expression Large cargo capacity with our non-viral system enables added optionality Proof of concept results Off/Modulator Switch 1000 • Capable of “dialing down” FVIII levels • Very small minority of hepatocytes impacted 100 • Provides option to switch off or down-regulate 10 1 0.1 Pre-inducer Post-inducer Inducer Switch activation FVIII-expressing cell Cell removal 73 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Percent of Normal hFVIII Plasma Ag (%) Mean +/- SEM

Validation across multiple species, progress towards clinical readiness • Continued thought-leader engagement Clinical • Rapid clinical feasibility • Early planning for process & analytical dev, and manufacturing CMC Regulatory • Preparing early engagement discussion materials Mice Rats ✓ Proof of principle ✓ Completed efficacy • Translating into higher Preclinical achieved study order species 74 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

Site-Specific Super piggyBac (ssSPB) Advancements

Update on site-specific gene insertion approach

Presenter:

Blair Madison, PhD

Unlocking the ideal traits of site-specific gene insertion with site specific SPB

- High-fidelity, yielding only desired edits
- Efficient integration rates
- Simplicity

- Reprogrammability
- Whole gene integration
- Targeting any genomic region
- Gene knock-out and knock-in
- Promoterless approach


CORE UTILITY
VERSATILITY
CONTROL
THE ULTIMATE GOAL

- Reproducible integration pattern
- Uniform expression across all cells
- Predictable effects among edited cells

- Treat a broad range of genetic diseases with precision and efficiency

76
© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Site-specific SPB technology provides a simple system for targeted gene insertion Cas9 and nucleases: the wrong fit DNA Break 1 • Double-strand breaks Site-specific SPB 2 • DNA repair needed 3 • Unintended mutations 1-3 • Irreversible (one shot) Simple single enzyme fusion system ATGGACTG-INDEL-ATCGATG for site-specific integration Other editors are complex or ineffective e.g., TwinPE, PASTE, CAST, PRINT, Multi- 5,6 5 Complex component , multi-step 4,5,7 • Byproduct edits Double-strand-break-free 4 • Limited cargo capacity 4,5,7 • Require nickase cutting 6 • Lower efficiency in mammalian cells 7 • No re-programmability 1. Jinek et al., Elife. 2013; 2. Cong et al., Science. 2013; 3. Ran et al., Cell. 2013; 4. Anzalone et al., Nat Biotechnol. 2022; 5. Yarnall et al., Nat Biotechnol. 2023; 6. 77 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Lampe et al., Nat Biotechnol. 2024; 7. Zhang et al., Nat Biotechnol. 2024; 8. Yusa et al. Proc Natl Acad Sci U S A. 2011.

Site-specific SPB executes each “cut-find-paste” step with a single enzyme fusion protein Site-specific “cut, find, paste” integration Site-specific SPB for additional control + DNA CARGO ITR ITR CUT • Excision from the donor vector/plasmid DNA FIND ITR DNA CARGO ITR • DNA-finding modules direct integration to desired location PASTE DNA CARGO ITR ITR • Integration at target site, double-strand-break-free (DSB-free) Site 1 Genomic DNA Site 2 “Finding” Module Reprogrammable to target of interest 78 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Early version of site-specific SPB yields in vivo targeted transposition in mouse liver In vivo site-specific integration 0.015 Site-specific integration toolkit 0.010 Transposase Target finding 0.005 DNA Donor 0.000 PBS PBx Site-Specific • In vivo site-specific integration of cargo detected in liver • Potential for gene therapy ddPCR quantification of on-target site specific integration applications 79 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Edits per Haploid Genome

Further site-specific SPB engineering boosts on-target insertion rate at single-copy sites Points of optimization Integration at single copy target site DNA CARGO ITR ITR 1 Cas9 HDR Site-specific SPB DBD Linker ITR Transposase 8 7 6 Target Transposase Cargo Executes 5 Recognition Positioning Recognition Transposition 4 3 2 Molecular Evolution 1 100 0 Donor 1kb Donor 0.5kb 3.5kb HepG2 Cells Only Cargo Only Cargo Cargo 10 • Comparable integration efficiency to Cas9 HDR • Difference: no double-strand breaks or indels 1 with site-specific SPB 0.1 Challenge: DNA integration at 1 among millions of 2022 2023 2024 genomic positions (a hurdle for any technology) 1. Cas9 delivered in RNP format 80 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Fold Improvement % Alleles with Integrations

Site-specific SPB enables the targeting of repetitive sites, where nucleases would likely fail Targeting repeats Site specific CRISPR/ Breaching limit of single-copy target sites transposase nuclease Site-specific integration efficiencies 100 Repetitive DNA 10 1 Max of single-copy sites 1 0.1 Enhanced Cell death efficiency (>100 cuts) 0.01 Single Copy Hundreds Thousands Potential Target Sites per Genome Why target multi-copy sites? Success with site-specific SPB • Enhanced efficiency without compromising safety ⎯ Repetitive DNA largely devoid of protein-coding genes • Infeasible with a nuclease (toxicity) 1. Smith et al. Nucleic Acids Research, 2020 81 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Integrations per Genome

Predictable and reproducible integration with >90% on target fidelity Efficiency data Fidelity data 3000 Repetitive DNA Targets Site 1 >90% on-target 6 Site 2 2000 4 2 1000 HepG2 0 cells HepG2 HEK293T HepG2 HEK293T 0 Entire Genome - Millions of Possible Integration Sites Site 1 Site 2 • Efficient, site-specific integration at repetitive target site • Surpassing efficiency goal may allow reduced dosing • Promising efficiency data observed at 9 additional sites 82 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Integrations per Haploid Genome Goal Integration Events

Site-specific SPB provides a foundational toolkit for targeted gene insertion Summary • Molecular evolution of site-specific SPB technology enhanced 30-fold over early generation • Site-specific SPB technology efficient for targeted cargo integration at single- and multi-copy sites • Validated benefit of targeting multi-copy sites, consistent with expectations and low toxicity of a double-strand- break-free approach Next steps • Continued refinement to engineering design, increasing fidelity beyond >90% • In vivo optimization in context of non-viral LNP at repetitive safe harbor sites • Identification and programmed targeting of additional repetitive safe harbor sites 83 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Conclusion P r e s e n t e r : K r i s t i n Ya r e m a , P h D 84

“If we don’t lean into accelerated approval, we’re going to leave a lot of patients behind” “I think the possibility of genome editing… could be an incredible game changer, not just for rare diseases but more common disease.” – Peter Marks, Director of the Center for Biologics Evaluation and Research (CBER) at the Food and Drug Administration 85

This is just the beginning… Our powerful toolkit has the potential to unlock significant opportunities to address areas of unmet medical need Illustrative Gene editing Gene insertion opportunities Other rare or prevalent diseases (addressable by genetic medicines) In vivo In vivo CAR-T (oncology and autoimmune) Ex vivo Allogeneic cell therapies across indications 86 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

With a broad suite of differentiated gene editing technologies, Poseida is positioned to deliver on the promise of genetic medicines Manufacture and delivery Whole gene insertion High fidelity gene editing DNA transposon RNA-guided DNA nuclease LNP We will continue to evaluate the right opportunity with the right partner to expand our impact for patients in serious need 87 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.